Exhibit 99.3

IBM 4Q 2021 Earnings January 24, 2022 ibm.com/investor

Forward Looking Statements and Non-GAAP Information Certain comments made in this presentation may be characterized as forward looking under the PrivateSecurities Litigation Reform Act of 1995. Forward -looking statements are based on the company’s current assumptions regarding future business and financial performance. Those statements by their nature address matters that are uncertain to different degrees. Those statements involve a number of factors that could cause actual results to differ materially. Additional information concerning these factors is contained in the Company’s filings with the SEC. Copies are available from the SEC, from the IBM website, or from IBM Investor Relations. Any forward -looking statement made during this presentation speaks only as of the date on which it is made. The company assumes no obligation to update or revise any forward-looking statements except as required by law; these charts and the associated remarks and comments are integrally related and are intended to be presented and understood together. Unless otherwise specified, results are presented on a continuing operation basis. In an effort to provide additional and useful information regarding the company’s financial results and other financial information as determined by generally accepted accounting principles (GAAP), the company also discusses, in its earnings press release and presentation materials, certain non-GAAP information including operating earnings and other “operating” financial measures, consolidated free cash flow, including post-separation baseline free cash flow, net cash from operating activities excluding IBM Financing receivables, and adjustments for currency. The rationale for management ’s use of this non-GAAP information is included as Exhibit 99.2 to the company’s Form 8 -K submitted to the SEC on January 24, 2022. The reconciliation of non-GAAP information to GAAP is included on the slides entitled “Non-GAAP Supplemental Materials” in this presentation, as well as in Exhibit 99.1 to the company’s Form 8-K submitted to the SEC on January 24, 2022. To provide better transparency, the company also discusses management performance metrics including hybrid cloud revenue, annual recurring revenue, signings, and book-to-bill. The metrics are used to monitor the performance of the business and are viewed as useful decision-making information for management and stakeholders. The rationale for management’s use of these performance metrics and their calculation are included in Exhibit 99.2 to the company’s Form 8-K furnished with the SEC on January 24, 2022. For other related information please visit the Company’s investor relations website at: https://www.ibm.com/investor/events/earnings-4q21 2

Arvind Krishna Chairman and Chief Executive Officer James Kavanaugh SVP, Finance & Operations, Chief Financial Officer 3

CEO Perspective “We increased revenue in the fourth quarter with hybrid cloud adoption driving growth in software and consulting. 4Q21 Performance Our fourth-quarter results give us confidence in our ability to deliver our objectives of sustained mid-single digit revenue growth and strong free cash flow in 2022.” Hybrid Cloud and AI Progress Clients, Ecosystems and Innovation - Arvind Krishna, IBM Chairman and CEO 4

Hybrid Cloud & AI Our Platform Approach Progress Accelerating client adoption of hybrid cloud & AI IBM Software Leveraging partner ecosystem Delivering innovation and enhancing portfolio 5 Enterprise Infrastructure Public Clouds IBM Infrastructure Edge Red Hat Hybrid Cloud Platform IBM Consulting System Integrator Partners Software and SaaS Partners

9% revenue growth incl. ~3.5pts from incremental sales to Kyndryl >70% revenue mix in software and consulting $20B hybrid cloud revenue (TTM), +19% yr/yr $7.9B 2021 post-separation baseline free cash flow $7.6B cash on hand, $10B debt reduction (TTM) 6 Financial Highlights 4Q21 $16.7B $3.5B RevenuePre-tax income (Operating) “In 2021 we continued to invest for the future by increasing R&D spending, expanding our ecosystem and acquiring 15 companies to strengthen our hybrid cloud and AI capabilities. With the separation of Kyndryl we now have taken the next step in the evolution of our strategy, creating value through focus and strengthening our financial profile.” – James Kavanaugh, IBM SVP & CFO Revenue growth @CC

Software

Hybrid Platform & Solutions led by Red Hat, Automation and Data & AI

Over 3,800 clients using hybrid cloud platform

Annual Recurring Revenue* over $13B, +8% yr/yr

Revenue

$7.3B

Revenue Growth

+10%

includes ~5 pts from incremental sales to Kyndryl

Revenue Categories



Transaction Processing
+14% yr/yr
~16 pts incremental Kyndryl

Hybrid Platform & Solutions
+9% yr/yr
~1 pts incremental Kyndryl

Red Hat	*21%*
Automation	*15%*
Data & AI	*3%*
Security	*(1%)*

4Q21 Results; Revenue growth rates @CC
*Annual Recurring Revenue for Hybrid Platform & Solutions

7

Consulting Revenue $4.7B Revenue Growth +16% Hybrid cloud revenue +34% yr/yr driven by digital transformations Book-to-bill ratio of 1.2x Revenue Categories Continued Red Hat momentum, with 150 new client engagements Business Transformation +20% yr/yr Application Operations +8% yr/yr Competitive labor environment Technology Consulting +19% yr/yr 4Q21 Results; Revenue growth rates @CC 8

Infrastructure

IBM Z good performance in tenth quarter of z15 availability

Distributed Infrastructure growth driven by storage

New segment structure improves hardware platform lifecycle management

Revenue

$4.4B

Revenue Growth

+2%

includes ~5 pts from incremental sales to Kyndryl

Revenue Categories


Hybrid Infrastructure
+2% yr/yr
~4 pts incremental Kyndryl
IBM Z (4%)
Distributed Infrastructure 7%
Infrastructure Support
+1% yr/yr
~6 pts incremental Kyndryl

4Q21 Results; Revenue growth rates @CC

9

Executing on a Hybrid Cloud and AI Strategy ƒ Optimizing portfolio, including Kyndryl separation ƒ Revenue growth and free cash flow in line with mid-term model Increasing investments in skills, innovation, ecosystem Increasing focus and agility to better serve our clients Mid-single digit revenue growth @cc plus ~3 pts from incremental sales to Kyndryl Free cash flow of $10 - $10.5 billion ƒ ƒ ƒ ƒ Improving Growth Profile Higher Operating Margin Strong Free Cash Flow Higher ROIC * * * 10 2022 Expectations 2021 Actions Position IBM for Long-Term

ibm.com/investor

Supplemental Materials ●Revenue and P&L Highlights ●Cash Flow and Balance Sheet Highlights ●Currency – Impact on Revenue Growth ●Software & Infrastructure Segment Details ●Consulting Segment Details ●Expense Summary ●Balance Sheet Summary ●Cash Flow Summary ●Cash Flow (ASC 230) ●Retirement-Related Summary IBM New Segment Structure Software Segment Revenue Categories Consulting Segment Revenue Categories Infrastructure Segment Revenue Categories Performance Metrics IBM Historical Financials – adjusted for Segment changes Non-GAAP Supplemental Materials ● ● ● ● ● ● ● Unless otherwise specified, results are presented on a continuing operations basis. Some columns and rows in these materials, including the supplemental exhibits, may not add due to rounding Supplemental Materials 12

Revenue and P&L Highlights B/(W) Yr/Yr B/(W) Yr/Yr incr. KD benefit Revenue Highlights 4Q21 Operating P&L Highlights $ 4Q21 ~3.5 pts ~1 pts Gross Profit Expense Pre-Tax Income Net Income Earnings Per Share $9.7 $6.1 $3.5 $3.0 $3.35 3% 20% * 102% * 80% * 78% * B/(W) Yr/Yr Revenue Hybrid Cloud $16.7 $6.2 9% 18% B/(W) Yr/Yr incr. KD benefit Geography Revenue 4Q21 ~2 pts ~4 pts ~6 pts Americas Europe/ME/Africa Asia Pacific $8.1 $5.3 $3.3 7% 7% 16% Operating P&L Highlights % 4Q21 Gross Profit Margin Expense E/R Pre-Tax Income Margin Net Income Margin Tax Rate 58.0% 36.8% 21.2% 18.2% 14.2% (2.0 pts) 12.1 pts * 10.0 pts * 7.4 pts * (10.4 pts) Revenue growth rates @CC, $ in billions *Yr/Yr reflects ($1.5B) pre-tax charge for structural actions in 4Q20 Supplemental Materials 13

Cash Flow and Balance Sheet Highlights

Cash Flow 4Q21 Yr/Yr FY21 Balance Sheet Dec 21 Dec 20

Consolidated Net Cash from Operations* $3.9 ($3.0) $8.9 Cash & Marketable Securities $7.6 $14.3

Consolidated Free Cash Flow** $3.3 ($2.7) $6.5 Total Debt $51.7 $61.5

Post-separation baseline Free Cash Flow*** $7.9

Selected Uses of Cash Selected Debt Measures

Net Capital Expenditures $0.5 $2.4 IBM Financing Debt $13.9 $21.1

Acquisitions $0.3 $3.3 Core (non-IBM Financing) Debt $37.8 $40.4

Dividends $1.5 $5.9

$ in billions

*Non-GAAP financial measure; excludes Financing receivables

**Non-GAAP financial measure; adjusts for Financing receivables and net capital expenditures

***Non-GAAP financial measure; adjusts for Kyndryl charges and pre-separation activity

Supplemental Materials

14

Currency – Impact on Revenue Growth Revenue Impact, Future @ 1/21/22 Spot Prior View @ 10/19/21 Spot (2 pts) (2-1 pts) ~(3 pts) ~(2 pts) ~(3 pts) ~(2 pts) ~(2 pts) ~0 pts ~(2 pts) US$B Yr/Yr Revenue As Reported Currency Impact Revenue @CC $16.7 ($0.3) 6.5% (2 pts) 8.6% Supplemental Materials 15 Quarterly Averages per US $ 4Q21 Yr/Yr 1/21/2022 Spot 1Q22 2Q22 3Q22 4Q22 FY22 Euro 0.87 (4%) Pound 0.74 2% Yen 114 (9%) 0.88 0.74 114 (6%) (6%) (4%) (1%) (4%) (2%) (3%) (2%) 1% (1%) (8%) (4%) (3%) 0% (4%)

Software & Infrastructure Segment Details Includes incremental sales to Kyndryl B/(W) Yr/Yr B/(W) Yr/Yr Infrastructure Segment 4Q21 Software Segment 4Q21 Revenue Hybrid Platform & Solutions Transaction Processing Pre-Tax Income impact of structural actions Pre-Tax Income Margin impact of structural actions Hybrid Cloud Revenue $7.3 $5.1 $2.1 $2.1 $0.0 29.0% 0 pts $2.7 10% 9% 14% 83% 66 pts 11.9 pts 10 pts 24% Revenue Hybrid Infrastructure Infrastructure Support Pre-Tax Income impact of structural actions Pre-Tax Income Margin impact of structural actions Hybrid Cloud Revenue $4.4 $2.9 $1.5 $1.0 $0.0 23.5% 0 pts $1.3 2% 2% 1% 65% 65 pts 9.2 pts 9 pts (11%) Revenue growth rates @CC, $ in billions Supplemental Materials 16

Consulting Segment Details B/(W) Consulting Segment 4Q21 Yr/Yr Revenue Business Transformation Technology Consulting Application Operations Gross Profit Margin (External) Pre-Tax Income impact of structural actions Pre-Tax Income Margin impact of structural actions Hybrid Cloud Revenue $4.7 $2.2 $0.9 $1.6 27.0% $0.4 $0.0 9.2% 0 pts $2.2 16% 20% 19% 8% (2.7 pts) 605% 609 pts 7.7 pts 9 pts 34% Signings 6% $5.7 Revenue & Signings growth rates @CC, $ in billions Supplemental Materials 17

Expense Summary $ in billions *Yr/Yr reflects impact of ($1.5B) charge for structural actions in 4Q20 **includes acquisitions in the last twelve months net of non-operating acquisition-related charges and includes impact of divested businesses ***represents the percentage change after excluding the impact of currency, acquisitions and divestitures Supplemental Materials 18 B/(W) Expense 4Q21 Yr/Yr Acq/ Currency Divest**Base*** SG&A – Operating$4.6 23% impact of structural actions* $0.0 26 pts RD&E$1.6 (2%) IP and Custom Development Income ($0.2) 6% Other (Income)/Expense - Operating ($0.2) NM Interest Expense $0.3 4% Operating Expense & Other Income $6.1 20% impact of structural actions * $0.0 19 pts 1 pts (2 pts)23 pts 26 pts 0 pts (2 pts)0 pts 3 pts (1 pts)18 pts 19 pts

Balance Sheet Summary Consolidated Dec 21 Dec 20 Cash & Marketable Securities Core (non-IBM Financing) Assets* IBM Financing Assets Total Assets $7.6 $108.9 $15.5 $132.0 $14.3 $118.6 $23.1 $156.0 Other Liabilities Core (non-IBM Financing) Debt* IBM Financing Debt Total Debt Total Liabilities Equity $61.3 $37.8 $13.9 $51.7 $113.0 $19.0 $73.7 $40.4 $21.1 $61.5 $135.2 $20.7 $ in billions *includes eliminations of inter-company activity Supplemental Materials 19

Cash Flow Summary Consolidated B/(W) Yr/Yr B/(W) Yr/Yr 4Q21 FY21 Net Cash from Operations Less: IBM Financing Receivables Net Cash from Operations (excluding IBM Financing Receivables) Net Capital Expenditures Free Cash Flow (excluding IBM Financing Receivables) Acquisitions Divestitures Dividends Non-IBM Financing Debt Other (includes IBM Financing Net A/R & IBM Financing Debt)* Change in Cash & Marketable Securities $2.5 ($1.3) $3.9 ($0.5) $3.3 ($0.3) $0.1 ($1.5) ($0.0) ($2.5) ($0.8) ($3.3) ($0.4) ($3.0) $0.3 ($2.7) $0.0 $0.1 ($0.0) $4.8 ($1.6) $0.6 $12.8 $3.9 $8.9 ($2.4) $6.5 ($3.3) $0.1 ($5.9) ($1.2) ($3.0) ($6.7) ($5.4) ($0.4) ($5.0) $0.7 ($4.3) ($3.0) ($0.4) ($0.1) ($1.4) ($2.9) ($12.0) $ in billions *4Q21 and FY21 include distribution from Kyndryl of $0.9B Supplemental Materials 20

Cash Flow (ASC Consolidated 230) 4Q21 4Q20 FY21 FY20 Net Income from Operations Depreciation / Amortization of Intangibles Stock-based Compensation Working Capital / Other IBM Financing A/R Net Cash provided by Operating Activities Capital Expenditures, net of payments & proceeds Divestitures, net of cash transferred Acquisitions, net of cash acquired Marketable Securities / Other Investments, net Net Cash provided by/(used in) Investing Activities Debt, net of payments & proceeds Dividends Common Stock Repurchases Financing - Other* Net Cash provided by/(used in) Financing Activities Effect of Exchange Rate changes on Cash Net Change in Cash, Cash Equivalents & Restricted Cash $2.3 $1.4 $0.3 ($0.1) ($1.3) $2.5 ($0.5) $0.1 ($0.3) $0.0 ($0.7) ($2.0) ($1.5) - $0.8 ($2.7) ($0.0) ($0.8) $1.4 $1.7 $0.3 $3.5 ($1.0) $5.9 ($0.8) ($0.0) ($0.3) $0.5 ($0.6) ($4.8) ($1.5) - ($0.1) ($6.3) $0.1 ($0.9) $5.7 $6.4 $1.0 ($4.3) $3.9 $12.8 ($2.4) $0.1 ($3.3) ($0.4) ($6.0) ($8.1) ($5.9) - $0.6 ($13.4) ($0.2) ($6.7) $5.6 $6.7 $0.9 $0.6 $4.3 $18.2 ($3.0) $0.5 ($0.3) ($0.2) ($3.0) ($3.7) ($5.8) - ($0.2) ($9.7) ($0.1) $5.4 $ in billions *4Q21 and FY21 include distribution from Kyndryl of $0.9B Supplemental Materials 21

Retirement-Related Summary Expected *Qualified defined benefit plans ** Actual ROA not restated for Kyndryl spin-off *** includes cash and non-cash contributions Supplemental Materials 22 Key Assumptions and Metrics2020 2021 2022 Cost and Contributions2021 2022 Funded Status at Year end* US108% 112% WW103% 107% Discount Rate at Year end US2.2% 2.6% WW1.5% 2.0% Expected ROA at Prior Year end US4.5% 3.8% 4.0% WW4.0% 3.4% 3.6% Actual ROA** US12.2% 2.0% WW 9.6% 3.0% $ in billions Operating Cost1.3 1.2 Non-operating Cost1.3 0.9 Total Cost2.6 2.1 Contributions***2.1 2.1

IBM New Segment Structure Supplemental Materials 23

Software Segment Revenue Categories

Revenue Categories

Hybrid Platform & Solutions

Software, infused with AI, to help clients operate, manage, and optimize their IT resources and business processes within hybrid, multi-cloud environments

Red Hat: incl. RHEL, OpenShift, Ansible

Automation: incl. business automation, AIOps and management, integration, and application servers

Data & AI: incl. data fabric, customer care, data management, business analytics, dataops & governance, asset & supply chain management, information exchange and weather

Security: incl. software and services for threat, data and identity

Transaction Processing

Software that supports clients' mission-critical on-premise workloads in industries such as banking, airlines and retail incl. transaction processing software such as Customer Information Control System and storage software, and analytics and integration software running on IBM operating systems (e.g., DB2 and WebSphere running on z/OS)

Revenue Categories – FY 2021


Red Hat
Automation
Data & AI
Security
Hybrid Platform & Solutions
Transaction Processing

Supplemental Materials

IBM

24

Consulting Segment Revenue Categories Revenue Categories Revenue Categories – FY 2021 Business Transformation Services that enable clients to apply technologies at scale to transform key workflows, processes and domains end-to-end incl. finance & supply chain, talent, strategy, business process design and operations, data and analytics, and system integration These services deploy AI in business processes to exploit the value of data incl. a full ecosystem of partners: SAP, Adobe, Salesforce and Oracle, among others Business Transformation Technology Co nsulti ng Application Operati ons Technology Consulting The skills to architect and implement cloud platforms and strategies to transform enterprise experience and enable innovation, including application modernization on the hybrid cloud with Red Hat OpenShift Application Operations Application and cloud platform services required to operationalize and run cloud platforms Manage, optimize, and orchestrate application and data workloads across environments through both custom applications and ISV/ERP packages Supplemental Materials 25

Infrastructure Segment Revenue Categories Revenue Categories Revenue Categories – FY 2021 Hybrid Infrastructure Innovative infrastructure platforms to help meet the new requirements of hybrid multi-cloud and enterprise AI workloads leveraging flexible and as-a-service consumption models IBM Z: incl. hardware and operating system Distributed Infrastructure: incl. Power hardware and operating system, storage hardware, IBM Cloud IaaS, OEM asset recovery service Hybrid Infrastructure IBM Z Infrastructure Support Infrastructure Support Comprehensive, proactive and AI enabled services to maintain and improve the availability and value of clients’ IT infrastructure (hardware and software) both on-premises and in the cloud incl. maintenance for IBM products and other technology platforms Distributed nfrastructure Supplemental Materials 26

Performance Metrics Annual Recurring Revenue (ARR) ARR represents the annualized recurring, committed value for certain types of active contracts within the following consumption models: (1) software subscription agreements, including committed term licenses, (2) as -a-service arrangements (SaaS and PaaS), (3) maintenance and support contracts, (4) and security managed services contracts. Book-to-bill Represents the ratio of IBM Consulting signings to its revenue over the same period. Signings Signings represent the initial estimated value of a client’s commitment under a services contract within IBM Consulting. Hybrid Cloud Revenue IBM defines and measures end-to-end cloud capabilities within hybrid cloud environments, which includes technology (software and hardware), services and solutions to enable clients to implement cloud solutions across public, private and multi-clouds. The definition of hybrid cloud revenue is consistent with the prior methodology for cloud revenue historically presented. For additional details, see Exhibit 99.2 included in the company’s Form 8-K dated January 24, 2022. Supplemental Materials 27

IBM Historical Financials – adjusted for Segment changes

IBM Segment Revenue, Pre-Tax Income & PTI Margins Adjusted for Segment Changes

This information complements historical data included in the company's 8-K furnished with the SEC on December 27, 2021.

Unaudited, ($ = M)

	1Q'20	2Q'20	3Q'20	4Q'20	FY'20	1Q'21	2Q'21	3Q'21	4Q'21	FY'21
SOFTWARE SEGMENT										
Revenue	5,128	5,640	5,440	6,719	22,927	5,316	5,973	5,578	7,273	24,141
Segment Pre-Tax Income	167	1,009	1,014	1,151	3,341	641	1,019	952	2,109	4,722
Pre-Tax Income Margin %	3.2%	17.9%	18.6%	17.1%	14.6%	12.1%	17.1%	17.1%	29.0%	19.6%
CONSULTING SEGMENT										
Revenue	4,158	3,908	3,995	4,196	16,257	4,262	4,378	4,457	4,746	17,844
Segment Pre-Tax Income	186	287	500	62	1,034	277	270	466	436	1,449
Pre-Tax Income Margin %	4.5%	7.3%	12.5%	1.5%	6.4%	6.5%	6.2%	10.5%	9.2%	8.1%
INFRASTRUCTURE SEGMENT										
Revenue	3,276	3,704	3,128	4,425	14,533	3,293	3,560	2,921	4,414	14,188
Segment Pre-Tax Income	62	600	363	629	1,654	292	489	209	1,036	2,025
Pre-Tax Income Margin %	1.9%	16.2%	11.6%	14.2%	11.4%	8.9%	13.7%	7.1%	23.5%	14.3%
FINANCING SEGMENT										
Revenue	260	231	240	244	975	208	209	184	172	774
Segment Pre-Tax Income	131	102	106	110	449	98	131	132	79	441
Pre-Tax Income Margin %	50.4%	44.3%	44.0%	45.1%	46.1%	47.0%	63.0%	71.7%	46.0%	57.0%

Historical Continuing Operations results do not represent IBM's go-forward Continuing Operations profile.

Supplemental Materials

IBM

28

Non-GAAP Supplemental Materials Reconciliation of Revenue Performance - 4Q 2021 4Q21 Yr/Yr 4Q21 Yr/Yr GAAP @CC GAAP @CC Software Hybrid Platform & Solutions Red Hat Automation Data & AI Security Transaction Processing Hybrid Cloud 8% 7% 19% 13% 1% (2%) 11% 22% 10% 9% 21% 15% 3% (1%) 14% 24% Consulting Business Transformation Technology Consulting Application Operations Hybrid Cloud 13% 18% 14% 6% 31% 16% 20% 19% 8% 34% Infrastructure Hybrid Infrastructure IBM Z Distributed Infrastructure Infrastructure Support Hybrid Cloud Flat Flat (6%) 5% (1%) (12%) 2% 2% (4%) 7% 1% (11%) The above reconciles the Non-GAAP financial information contained in the “Software”, “Consulting”, “Infrastructure”, “Software & Infrastructure Segment Details”, “Consulting Segment Details”, and “Prepared Remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated January 24, 2022, for additional information on the use of these Non-GAAP financial measures. Supplemental Materials 29

Non-GAAP Supplemental Materials Reconciliation of Revenue Performance – 4Q 2021 4Q21 Yr/Yr GAAP @CC Total Revenue 6% 9% Americas Europe/ME/Africa Asia Pacific 7% 4% 11% 7% 7% 16% Total Hybrid Cloud 16% 18% The above reconciles the Non-GAAP financial information contained in the “Financial Highlights”, “Revenue and P&L Highlights”, and “Prepared Remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8 -K dated January 24, 2022, for additional information on the use of these Non-GAAP financial measures. Supplemental Materials 30

Non-GAAP Supplemental Materials Reconciliation of Expense Summary - 4Q 2021 4Q21 Non-GAAP Adjustments Operating (Non-GAAP) GAAP SG&A Currency Acquisitions/Divestitures Base* RD&E Currency Acquisitions/Divestitures Base* Operating Expense & Other Income Currency Acquisitions/Divestitures Base* 1 pts (2 pts) 22 pts 0 pts 0 pts 1 pts 1 pts (2 pts) 23 pts (0 pts) (2 pts) 0 pts 0 pts 0 pts 0 pts 0 pts (2 pts) 0 pts 3 pts (1 pts) 18 pts 0 pts (0 pts) 0 pts 3 pts (1 pts) 18 pts The above reconciles the Non-GAAP financial information contained in the “Expense Summary” discussion in the company’s earnings presentation. See Exhi bit 99.2 included in the company’s F orm 8 -K date d January 24, 2022, for additional information on the use of these No n-GAAP financial measure s. *Represents the percentage change after excluding the impact of currency, acquisitions and divestitures. Supplemental Materials 31

Non-GAAP Supplemental Materials Reconciliation of Continuing Operations - 4Q 2021 4Q21 Acquisition-Related Adjustments Retirement-Related Adjustments Kyndryl-Related Impact Tax Reform Impacts Operating (Non-GaaP) GAAP Gross Profit Gross Profit Margin SG&A Other (Income) & Expense Total Expense Pre-tax Income Pre-tax Income Margin Tax Rate Net Income Net Income Margin Earnings Per Share $9,500 56.9% 4,903 (18) 6,632 2,869 17.2% 14.2% 2,462 14.7% $2.72 $182 1.1 pts (290) (1) (290) 472 2.8 pts 1.4 pts 355 2.1 pts $0.39 — — — (315) (315) 315 1.9 pts 1.8 pts 206 1.2 pts $0.23 — — — — — — — (2.7 pts) 94 0.6 pts $0.10 $0 0.0 pts (8) 126 118 (118) (0.7 pts) (0.6 pts) (81) (0.5 pts) -$0.09 $9,682 58.0% 4,605 (208) 6,145 3,537 21.2% 14.2% 3,035 18.2% $3.35 $ in millions (except EPS which is in whole dollars) The above reconciles the Non-GAAP financial information contained in the “Financial Highlights”, “Revenue and P&L Highlights”, “Expense Summary” and “Prepared Remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8 -K dated January 24, 2022, for additional information on the use of these Non-GAAP financial measures. Supplemental Materials 32

Non-GAAP Supplemental Materials Reconciliation of IBM post-separation baseline Free Cash Flow – FY 2021 12 Months Ended Dec 2021 Consolidated Net Cash from Operations per GAAP $12.8 Less: change in Financing receivables $3.9 Capital Expenditures, net ($2.4) Consolidated Free Cash Flow $6.5 Less: Kyndryl charges and pre-separation activity* ($1.4) IBM post-separation baseline Free Cash Flow $7.9 $ in billions *includes Kyndryl cash impacts incurred in the period related to structural actions initiated in 4Q20 and all separation rela ted costs. Kyndryl's estimated free cash flow was deemed immaterial. The above reconciles the Non-GAAP financial information contained in the “Financial Highlights”, “Cash Flow and Balance Sheet Highlights” and “Prepared Remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8 -K dated January 24, 2022, for additional information on the use of these Non-GAAP financial measures. Supplemental Materials 33

Non-GAAP Supplemental Materials Reconciliation of Operating Pre-tax Income Margin – 2022 Expectations Operating GAAP (Non-GAAP) Pre-tax Income Margin Yr/Yr Expectation B/(W) B/(W) 1Q 2022 Full Year 2022 4 to 5 pts ~5 pts 2 to 3 pts ~4 pts The above reconciles the Non-GAAP financial information contained in the “Prepared Remarks” discussion in the company’s earnings presentation. 99.2 included in the company’s Form 8 -K dated January 24, 2022, for additional information on the use of this Non-GAAP financialmeasure. See Exhibit Supplemental Materials 34

ibm.com/investor